Exhibit 99

                             Joint Filer Information


Name:                      Trimaran Fund II, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for TRIMARAN FUND II, L.L.C.




Name:                      Trimaran Capital, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for TRIMARAN CAPITAL, L.L.C.




Name:                      Trimaran Parallel Fund II, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for TRIMARAN PARALLEL FUND II, L.L.C.




Name:                      CIBC Employee Private Equity Fund (Trimaran) Partners


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for CIBC EMPLOYEE PRIVATE EQUITY FUND
                           (TRIMARAN) PARTNERS




Name:                      CIBC Capital Corporation


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for CIBC CAPITAL CORPORATION




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Name:                      Trimaran Fund Management, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for TRIMARAN FUND MANAGEMENT, L.L.C.




Name:                      Trimaran Advisors, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for TRIMARAN ADVISORS, L.L.C.




Name:                      Caravelle Investment Fund, L.L.C.


Address:                   622 Third Avenue, 35th Floor
                           New York, NY  10017


Designated Filer:          Trimaran Investments II, L.L.C.


Issuer & Ticker Symbol:    FreightCar America, Inc. (RAIL)


Date of Earliest
Transaction Required
to be Reported:            4/5/05


Signature:                 /s/ John Papachristos
                           Name:  John Papachristos
                           Title:    Attorney-In-Fact
                           for CARAVELLE INVESTMENT FUND, L.L.C.